Exhibit 10.2

Wells Ranch #42-6
Lease No. 688000

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 2nd day of May 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2004-A, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.     The specific undivided Interest shown In Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oft and gas well identified In Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well Identified in Exhibit A which is attributable to the undivided Interest here being assigned, but the Assignee shall have, as a result of this Assignment, no Interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described In Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.     The specific undivided interest shown in Exhibit A In all valid unitization, pooling, operating and communitization agreements, declarations and orders Involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.     The specific undivided interest shown In Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth In Paragraph 1, above.

4.     The specific undivided interest shown in Exhibit A In all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with The operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee In all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Wells Ranch #42-5
Lease No. 669000

IN WITNESS WHEREOF. Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 6th day of May 2004 by William D. Galnor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

OFFICIAL SEAL	/s/ Rita A. Clark
Notary Public, State of West Virginia	Rita A. Clark
RITA A. CLARK	Notary Public -	State of West Virginia
Petroleum Development Corporation		County of Harrison
103 East Main Street, Box 26	My Commission expires: June 2, 2009
Bridgeport, WV 26330
My commission expires June 2, 2009

This instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256

Wells Ranch 42-5
Lease No. 688000

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made March 2, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2004-A Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26, Bridgeport, West Virginia 26330.

1.     Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated May 2, 2004 and recorded as Instrument No. 3220266 in the real property records of Weld County, Colorado.

2.    Amendment. Petroleum Development Corporation and PDC 2004-A Limited Partnership hereby amend the Original Assignment by deleting in its entirely the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.    Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2004-A LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan, Jr
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss
COUNTY OF HARRISON	§

The foregoing  instrument was acknowledged before me this 5th day of April, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2004-A Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

OFFICIAL SEAL	/s/ Rita A. Clark
Notary Public, State of West Virginia	Rita A. Clark as Notary Public
RITA A. CLARK	Harrison County, West Virginia
Petroleum Development Corporation
103 East Main Street, Box 26	My Commission expires: June 2, 2009
Bridgeport, WV 26330
My commission expires June 2, 2009

EXHIBIT "A”
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 42-5	Anadarko E & P Co., LP and Anadarko Land Corp.	12-18-2002	3040480	T5N, R63W Sec. 5: SE4NE4	Weld	Colorado	0.7998344	688000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 21-4	State of Colorado	06-01-1981	2153523	T5N, R63W Sec. 4: NE4NW4	Weld	Colorado	0.999793	678900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 32-5	Anadarko E & P Co. and Anadarko Land Corp.	12-18-2002	3040480	T5N, R63W Sec. 5: SW4NE4	Weld	Colorado	0.7998344	688000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 41-5	Anadarko E & P Co. and Anadarko Land Corp.	12-18-2002	3040480	T5N, R63W Sec. 5: NE4NE4	Weld	Colorado	0.7998344	688000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 13-4	State of Colorado	06-01-1981	2153523	T5N, R63W Sec. 4: NW4SW4	Weld	Colorado	0.999793	679300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 23-4	State of Colorado	06-01-1981	2153523	T5N, R63W Sec. 4: NE4SW4	Weld	Colorado	0.999793	679300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 32-2	Wells Ranch	02-20-2004	3162341	T5N, R63W Sec. 2: SW4NE4	Weld	Colorado	0.999793	687600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cattleman 24-31D	Farr Farms Company	11-18-1981	1876411	T6N, R64W Sec. 31: SE4SW4	Weld	Colorado	0.999793	639700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 12-3	Anadarko E & P Co. and Anadarko Land Corp,	11-28-2002	3030427	T5N, R63W Sec. 3: SW4NW4	Weld	Colorado	0.7998344	691100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cattleman 14-31D	Farr Farms Company	11-18-1981	1876411	T6N, R64W Sec. 31: SW4SW4	Weld	Colorado	0.999793	639700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 21-3	Anadarko E & P Co. and Anadarko Land Corp.	11-28-2002	3030427	T5N, R63W Sec. 3: NE4NW4	Weld	Colorado	0.7998344	691100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 41-3	Anadarko E & P Co. and Anadarko Land Corp.	11-28-2002	3030427	T5N, R63W Sec. 3: NE4NE4	Weld	Colorado	0.7998344	691100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cattleman 23-31D	Farr Farms Company	11-18-1981	1876411	T6N, R64W Sec. 31: NE4SW4	Weld	Colorado	0.999793	639700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 13-11	Anadarko E & P Company	05-05-2003	3158654	T5N, R63W Sec. 11: NW4SW4	Weld	Colorado	0.7998344	688200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 24-11	Anadarko E & P Co.	05-05-2003	3158654	T5N, R63W Sec. 11: SE4SW4	Weld	Colorado	0.7998344	688200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cattleman 13-31D	Farr Farms Company	11-18-1981	1876411	T6N, R64W Sec. 31: NW4SW4	Weld	Colorado	0.999793	639700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 14-11	Anadarko E & P Co. and Anadarko Land Corp.	05-05-2003	3158654	T5N, R63W Sec. 11: SW4SW4	Weld	Colorado	0.7998344	688200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 24-1	Anadarko E & P Co. and Anadarko Land Corp.	10-03-2003	3230201	T5N, R63W Sec. 1: SESW	Weld	Colorado	0.799S344	691000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 24-33	Anadarko E & P Co. and Anadarko Land Corp.	12-23-2002	3225680	T6N, R63W Sec. 33: SESW	Weld	Colorado	0.7998344	688400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 23-1	Anadarko E & P Co. and Anadarko Land Corp.	10-03-2003	3230201	T5N, R63W Sec. 1: NE4SW4	Weld	Colorado	0.7998344	691000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 23-34	Wells Ranch	03-23-1988	2136098	T6N, R63W Sec. 34: NESW	Weld	Colorado	0.999793	651500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 23-33	Anadarko E & P Co. and Anadarko Land Corp.	12-23-2002	3225680	T6N,R63WSec. 33:NESW	Weld	Colorado	0.7998344	688400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 24-34	Wells Ranch	03-23-1988	2136098	T6N, R63W Sec. 34: SESW	Weld	Colorado	0.999793	651500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 13-33	Anadarko E & P Co. and Anadarko Land Corp.	12-23-2002	3225680	T6N, R63W Sec. 33: NWSW	Weld	Colorado	0.7998344	688400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 34-34	Wells Ranch	03-23-1988	2136098	T6N, R63W Sec. 34: SW4SE4	Weld	Colorado	0.999793	651500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 33-34	Wells Ranch	03-23-1988	2136098	T6N, R63W Sec. 34: NW4SE4	Weld	Colorado	0.999793	651500

Chevron Texaco#24C-12D
Lease No. 691300

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 13th day of May, 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor"} to PDC 2004-A, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.   The specific undivided interest shown In Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellborn assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.  The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically Identified In Exhibit A and In all other respects limited to the manner as set forth in Paragraph 1,above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or In connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth In Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified In Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Chevron Texaco #24C-12D
Lease No. 691300

IN WITNESS WHEREOF, Petroleum Development Corporation hag executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing Instrument was acknowledged before me this 13th day of May 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

OFFICIAL SEAL	/s/ Rita A. Clark
Notary Public, State of West Virginia	Rita A. Clark
RITA A. CLARK	Notary Public -	State of West Virginia
Petroleum Development Corporation		County of Harrison
103 East Main Street, Box 26	My Commission expires: June 2, 2009
Bridgeport, WV 26330
My commission expires June 2, 2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330
Ph: 1-800-624-3621 or 304-842-6256

Chevron Texaco 24C-12D
Lease No. 691300

AMENDED ASSIGNMENT OF WORKING INTEREST

This Amended Assignment of Working Interest made March 2, 2006,2006 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2004-A, Limited Partnership, (herein called "Assignee");

WHEREAS: Petroleum Development Corporation has made two separate Assignments of Working Interest to the PDC 2004-A Limited Partnership as set forth below:

a.	Assignment of Working Interest dated May 13, 2004 and recorded as Instrument No. 661507 in the real property records of Garfield County, Colorado.

b.	Assignment of Working Interest dated December 8, 2004 and recorded as Instrument No. 665532 in the real property records of Garfield County, Colorado.

WHEREAS: It is the intent of this Amended Assignment of Working Interest that Petroleum Development Corporation correct, replace and supercede any past Assignments of Working Interest to the PDC 2004-A Limited Partnership in relation to wells and interests listed on the respective Exhibit A's to the assignments.

NOW THEREFORE: Petroleum Development Corporation hereby replaces, in their entirety, the above listed Assignments of Working Interest and replaces both instruments with this Amended Assignment of Working Interest as set forth by the terms and conditions listed below.

3.   Effective Date. The parlies intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2004-A LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan, Jr
Ersel E. Morgan, Jr as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The  foregoing  instrument was  acknowledged before  me  this 5th day of April 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2004-A Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

/s/ Rita A. Clark
Rita A. Clark as Notary Public
Harrison County, West Virginia
My Commission expires: June 2, 2009

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron Texaco 24C-12D	Chevron USA, Inc.	05-12-2002	614407	T6S, R97W Sec. 12: SE4SW4	Garfield	Colorado	0.199793	691300

EXHIBIT WA"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 238-25	Puckett Land Company	11-15-1999	586562	T6S, R97W Sec. 25: SE4SW4	Garfield	Colorado	0.999793	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 11C-17D	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 17: NW4NW4	Garfield	Colorado	0.999793	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 21C-25	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec. 25: NE4NW4	Garfield	Colorado	0.999793	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR, OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 21C-17D	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 17: NE4NW4	Garfield	Colorado	0.999793	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR. OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 33C-25	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec. 25: NW4SE4	Garfield	Colorado	0.999793	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 22C-17D	Puckett Land Company	11-15-1999	556562	T7S, R96W Sec. 17: SE4NW4	Weld	Colorado	0.999793	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 22B-1	Puckett Land Company	11-15-1999	556562	T7S, R97W Sec 1: SE4NW4	Garfield	Colorado	0.999793	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 34C-25	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec 25:SWSE	Garfield	Colorado	0.999793	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 31-36	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec 36: NW4NE4	Garfield	Colorado	0.999793	636800

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST PDC 2004-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 43C-25	Puckett Land Company	11-15-1999	556562	T6S, 97W, Sec 25: NESE	Garfield	Colorado	0.99793	636800